Defined Asset Funds [SM]

                               Focus Series 1999 B


                                                                 Sector Strategy
                                                          Merrill Lynch Research


BIOTECHNOLOGY                                                         IRA Ideal!
PORTFOLIO





                                                     A Research Focus
                                                     on the Biotechnology Sector




                                                     [ML Logo]     Merrill Lynch


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                                     [LOGO]

MERRILL LYNCH RESEARCH: A REPUTATION FOR EXCELLENCE

With 500 equity research analysts globally, Merrill Lynch has earned its reputation as a world-class research organization. Its Global Research and Economics Group provides in-depth coverage of more than 4,000 companies in 53 countries worldwide.

For each of the last four years, Merrill Lynch was awarded the top rank in Institutional Investor's "All-American Research Team" survey of equity analysts based on the total number of team analysts.

In 1951, scientists Francis Crick, James Watson and Maurice Wilkins unveiled a profound biological finding - deoxyribonucleic acid, otherwise known as DNA. They described the molecular structure of their Nobel Prize-winning discovery as a double helix, or a spiral staircase with many individual steps. Today, we recognize DNA as a monumental discovery of the 20th century, marking the first step of the biotechnology revolution. Defined Asset Funds(sm) offers you an opportunity that seeks to capitalize on the potential of this burgeoning frontier with our . . .

Biotechnology Portfolio

A Pioneering Sector

Since its infancy in the early 1950s, the science of biotechnology has grown from one of theoretical possibility to one of real-world application. Many pioneering biotechnology companies have matured, and are now capable of producing viable products and services, as well as managing and improving corporate earnings.

At Merrill Lynch, we believe the biotechnology sector is just beginning to realize its full potential, for several reasons:

Companies with Profit Potential

Many biotechnology companies are now operating with good cash flow, low corporate debt and competitive share prices.

New Products and Applications

More new products and applications are being developed, and biotechnology companies are spending more on Research and Development.


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FDA Approval

Biotechnology products have been receiving faster FDA approval. For example, from 1982 to 1994, a total of 15 biotechnology products received approval. In 1998 alone, the FDA approved eight new biotechnology drugs.

An Economically Resistant Sector

Because many drugs directly impact the quality of life for patients, products of biotechnology companies may be resistant to cyclical economic trends.

Competitive Advantage

Due to the complexity of its products, the biotechnology industry is not currently prone to generic competition.

Our Sector Strategy

The Defined Asset Funds Biotechnology Portfolio seeks capital appreciation by investing in a number of potentially dynamic companies in the biotechnology sector. The stocks were researched and selected by Merrill Lynch Global Research and Economics Group for their capital appreciation potential and strong fundamentals. Portfolio stocks represent a range of market capitalizations.

The Portfolio

Like all Defined Asset Funds, the Biotechnology Portfolio follows a disciplined "buy and hold" strategy. It invests in a selection of stocks for a fixed period of time, in this case, two years. At the end of this time, you may choose to reinvest in the new Biotechnology Portfolio, if available, or you can redeem your investment.

                               A DEFINED PORTFOLIO

COMPANY                                                                   SYMBOL

AFFYMETRIX, INC.                                                          AFFX

Develops and commercializes gene chip DNA protein technology for automated gene analysis and management of complex genetic information.


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ALKERMES, INC.                                                            ALKS

Develops innovative pharmaceutical products based on four proprietary systems for delivering both therapeutic proteins and small molecules.

AMGEN, INC.                                                               AMGN

The largest biotechnology company with sales approaching $3 billion. It spends over $800 million annually on Research and Development. One of its drugs, NESP, is used to increase red blood cells.

BIOCHEM PHARMA, INC.*                                                     BCHE

A Canadian biopharmaceutical company emphasizing drugs, vaccines and diagnostics for infectious diseases and oncology. Its anti-HIV drug, Epivir (3TC), is marketed by Glaxo Wellcome. Its drug for hepatitis B, Zeffix, is being launched worldwide by Glaxo.

BIOGEN, INC.                                                              BGEN

Develops drugs for autoimmune/immunological and cardiovascular disorders. Biogen's drug, AVONEX, is considered the drug of choice for multiple sclerosis, and we believe it may provide continued strong sales and earnings growth.

CHIRON CORPORATION                                                        CHIR

A leading biotechnology company focused on therapeutics, vaccines and blood testing. Chiron spends approximately $300 million on Research and Development annually.

GELTEX PHARMACEUTICALS, INC.                                              GELX

An early-stage biopharmaceutical company that develops therapeutics to target and eliminate specific substances from the intestinal tract. Its lead drug, RenaGel, is a phosphate binder for patients with chronic kidney failure.

GENENTECH, INC.                                                           DNA

A leading biotechnology firm that develops drugs for oncologic, cardiovascular, pulmonary, neurological and immunological diseases. It has ten products on the market and spends over $400 million per year on Research and Development.


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GENZYME CORPORATION                                                       GENZ

Develops and markets therapeutics and diagnostic products and services. Key include Cerezyme to treat Gaucher's disease and RenaGel for dialysis patients. It also has promising therapeutic proteins for three to five other diseases.

GILEAD SCIENCES, INC.                                                     GILD

An emerging biotechnology company focused on therapies for AIDS, hepatitis and influenza. Drugs in development include Preveon (oral reverse transcriptase inhibitor), GS4104 (treatment/prevention of influenza) and PMPA (inhibitor of HIV replication).

HUMAN GENOME SCIENCES, INC.                                               HGSI

A leading biotechnology company in discovering, sequencing and cataloging all human genes, in order to discover and develop novel drugs. It has filed more than 6,000 patents on full-length gene sequences and related proteins.


IDEC PHARMACEUTICALS CORPORATION                                          IDPH

Develops immunologically active antibodies designed to target immune system cells to fight disease. Its lead drug, Rituxan, co-marketed by Genentech, is the first monoclonal antibody approved by the FDA to treat cancer, and we believe it may provide continued strong sales and earnings growth.


IMCLONE SYSTEMS, INC.                                                     IMCL

Develops interventional therapeutics, cancer vaccines and blood cell growth factors for the treatment of cancer and related disorders. Its lead drug, C225, is in late-stage testing for head and neck cancer.

IMMUNEX CORPORATION                                                       IMNX

A diversified biopharmaceutical company focused on cancer and inflammatory diseases. Its lead drug, ENBREL, is becoming the leading medicine for the treatment of Rheumatoid Arthritis.

MEDIMMUNE, INC.                                                           MEDI

A developer of novel vaccines and immunotherapeutics for infectious diseases and organ transplants. Its lead drug, Synagis, helps prevent RSV pneumonia in high-risk infants, and is the only drug available for the disease. Additional products are in development for transplantation, oncology and vaccines.


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QLT PHOTOTHERAPEUTICS, INC.*                                              QLTI

Focuses on cancer treatment, opthamology and autoimmune diseases. Its key drug in clinical development, BPD, may be launched in late 2000 with marketing partner Ciba Vision.

SANGSTAT MEDICAL CORPORATION                                              SANG

An emerging pharmaceutical company whose drugs, devices and services address patient needs in each stage of transplant care.

VERTEX PHARMACEUTICALS, INC.                                              VRTX

A drug-discovery company that uses the structure of target proteins to design new drugs. Its leading anti-HIV drug, Agenerase, developed with Glaxo, was recently launched in the U.S.

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*This is a foreign corporation; dividends, if any,
will be subject to withholding taxes.

DEFINED ASSET FUNDS - OUR PHILOSOPHY

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.

                               Defined Asset Funds
                    Buy With Knowledge o Hold With Confidence
                                     [logo]


FIXED-INCOME FUNDS

Corporate Funds
Government Funds


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Municipal Funds

EQUITY INVESTOR FUNDS

Other Merrill Lynch Research-Based Funds

1999 Year-Ahead Domestic Portfolio
1999 Year-Ahead International Portfolio
Pacific Rim Portfolio

Concept Series

Baby Boom Economy Portfolios(sm)
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Select Series

Select Ten Portfolio (DJIA)
Select United Kingdom Portfolio
       (Financial Times Index)
Defined Technology Portfolio(sm)
Institutional Holdings Portfolio
Principled Values Portfolio(sm)
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry
        Turnaround Portfolio
Select Standard & Poor's
        Intrinsic Value Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust


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Make biotechnology part of your portfolio today!

You can get started for about $250. Call your Financial Consultant for a free prospectus containing more complete information including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your Financial Consultant will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation or current income.

o    There can be no assurance that the Portfolio will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o This Portfolio is concentrated in biotech stocks and should not be considered a complete investment program. This industry is subject to special risks including significant expenditures on Research and Development, FDA approval and product liability.

A Tax-Efficient Structure

The proceeds you receive when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, investors may be eligible for favorable federal tax rates on any net long-term capital gains (currently, no more than 20%) for individuals.


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Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($35.00 total).

                                     As a % of                  Amount
                                     Public Offering Price      per 1,000 units
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Initial Sales Charge                 1.00%                      $10.00

Deferred Sales Charge Year 1         1.75%                      $17.50
Deferred Sales Charge Year 2         1.75%                      $17.50
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Maximum Sales Charge                 4.50%                      $45.00

Estimated Annual Expenses
(as a % of net assets)              0.211%                       $2.09

Estimated Organization Costs                                     $3.08

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If you sell your units before the final deferred sales charge payment in either the first or second year, the remaining balance of your deferred sales charge will be deducted along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount                                       Total Two-Year Sales Charge
Purchased                                    as a % of Public Offering Price
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Less than $50,000                                            4.50%
$50,000 to $99,999                                           4.25%
$100,000 to $249,999                                         3.75%
$250,000 to $999,999                                         3.50%
$1,000,000 or more                                           2.75%
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The information in this brochure is not complete and may be changed. We may not sell the securities of the next portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

32762BR-10/99
(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member SIPC.


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